Exhibit 99.1

News Release CRESTWOOD EQUITY PARTNERS LP 811 Main Street, Suite 3400 Houston, TX 77002 www.crestwoodlp.com

Crestwood Announces Commencement of Consent Solicitation

HOUSTON, TEXAS, September 27, 2023—Crestwood Equity Partners LP (NYSE: CEQP) (“Crestwood”) today announced the commencement of a solicitation of consents (the “Consent Solicitation”) from holders of its outstanding 9.250% Perpetual Preferred Units (the “Preferred Units”) (CUSIP/ISIN: 226344307 / US2263443077).

The Consent Solicitation is being made in accordance with the terms and subject to the conditions set forth in Crestwood’s Consent Solicitation Statement dated September 27, 2023 (the “Statement”) to holders of record of the Preferred Units as of September 22, 2023 (collectively, the “Preferred Holders”). The Consent Solicitation will expire at 5:00 PM, Eastern Time, on October 17, 2023, unless earlier concluded, terminated or extended by Crestwood in its sole discretion (such date and time, as the same may be extended, the “Expiration Date”).

As previously announced, on August 16, 2023, Crestwood entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer, Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes of Sections 2.1(a), 2.1(b), 2.1(c) and 5.21 thereof, LE GP, LLC, pursuant to which Crestwood will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Energy Transfer. The Consent Solicitation is being conducted in connection with the Merger and at the direction of Energy Transfer.

The purpose of the Consent Solicitation is to solicit consents from the Preferred Holders to amend certain provisions of Crestwood’s Sixth Amended and Restated Agreement of Limited Partnership, dated August 20, 2021 (the “Partnership Agreement”), to (i) increase the cash redemption price for the Preferred Units in connection with a cash redemption election in the Merger with Energy Transfer LP (“Energy Transfer”) from $9.218573 to $9.857484 per Preferred Unit and (ii) conform certain terms of the Preferred Units with Energy Transfer’s other outstanding series of preferred units in order to simplify its capital structure following the Merger (the “Proposed Amendment”). If the requisite consents in the Consent Solicitation are obtained and the conditions to the closing of the Merger are satisfied or waived, as applicable, by the parties to the Merger Agreement and the Merger Agreement is not otherwise terminated, the Proposed Amendment would, among other things, (i) permit Crestwood to increase the redemption price payable to holders of Preferred Units that make a cash redemption election in connection with the Merger; (ii) eliminate the application of a deficiency rate with respect to distributions payable to the holders of Preferred Units during any quarter in which distributions are accrued and unpaid; (iii) modify the right of holders of Preferred Units to participate in special distributions made to holders of Crestwood common units; and (iv) conform the voting rights of the holders of Preferred Units to the voting rights of holders of Energy Transfer’s other outstanding series of preferred units.

The Proposed Amendment would be approved and go into effect if Preferred Holders of at least two-thirds of the issued and outstanding Preferred Units deliver valid and unrevoked consents (the “Requisite Consents”) to the Proposed Amendment and the conditions to the Merger are satisfied or waived, as applicable, by the parties to the Merger Agreement and the Merger Agreement is not otherwise terminated. Preferred Holders may revoke their consents at any time prior to the Expiration Date.

Subject to the terms and conditions of the Consent Solicitation, Crestwood is offering to pay each Preferred Holder who validly delivers (and does not revoke) its consent at or prior to the Expiration Date, a cash payment equal to $0.182546 for each Preferred Unit with respect to which consents are received (and not revoked) (the “Consent Fee”). No Consent Fee will be paid if the Consent Solicitation is terminated for any reason prior to the Expiration Date or if the Requisite Consents are not obtained prior to the Expiration Date. Additionally, if the Requisite Consents are received but the conditions to the Merger are not satisfied or waived, as applicable, by the parties to the Merger Agreement or the Merger Agreement is otherwise terminated, the Proposed Amendment will not become effective and the Consent Fee will not be paid.

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Crestwood will pay registered brokers and dealers in the United States that deliver consents in the Consent Solicitation from The Depository Trust Company participants and persons resident in the United States (the “Retail Soliciting Dealers”) retail soliciting fees. Each Retail Soliciting Dealer that successfully delivers consents from a retail beneficial owner of the Preferred Units will be eligible to receive a fee (the “Retail Soliciting Fee”) from Crestwood equal to $0.0456365 per Preferred Unit for which a consent is validly delivered and not revoked by or on behalf of such retail beneficial owner, except for any Preferred Units for which consents are delivered by a Retail Soliciting Dealer for its own account. The Retail Soliciting Fee will only be paid to each Retail Soliciting Dealer in respect of beneficial owners who deliver consents in respect of Preferred Units in an aggregate amount of 25,000 Preferred Units or fewer.

If the Proposed Amendment is approved and goes into effect, the consideration that a holder of Preferred Units may elect to receive in the Merger will be affected as described in the Statement. Crestwood will announce the results of the Consent Solicitation as promptly as possible following the Expiration Date, which announcement is anticipated to be at least 10 days before the deadline to make a merger consideration election for the Preferred Units in the Merger, assuming the Expiration Date is not extended.

Crestwood reserves the right to modify the Statement and the terms and conditions of the Consent Solicitation or to terminate the Consent Solicitation at any time.

BofA Securities is the Solicitation Agent in the Consent Solicitation and D.F. King & Co, Inc. has been retained to serve as the Information and Tabulation Agent. Persons with questions regarding the Consent Solicitation should contact BofA Securities at 888-292-0070 (toll free) or 980-387-3907 (collect) or debt_advisory@bofa.com. Requests for the Statement should be directed to D.F. King & Co, Inc. at 212-269-5550 (Banks and Brokers), 800-290-6424 (All Others Toll Free) or by email at ceqp@dfking.com.

No Offer or Solicitation

None of Crestwood, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether the Preferred Holders should deliver any consents. Each Preferred Holder must make its own decision as to whether or not to deliver consents.

This communication is for informational purposes only and is not intended to, and shall not constitute an offer to sell or the solicitation of an offer to buy, or a solicitation of any vote, consent or approval with respect to any securities, including the Preferred Units, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). The Consent Solicitation is being made solely by the Statement and is subject to the terms and conditions stated therein. Crestwood reserves the right, in its sole discretion, to terminate or modify the Consent Solicitation.

Important Information about the Transaction and Where to Find It

In connection with the Consent Solicitation, the Statement has been, and certain other documents relating to the Consent Solicitation may be, filed by Crestwood with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY DECISION WITH RESPECT TO THE CONSENTS, PREFERRED UNITHOLDERS ARE URGED TO READ THE STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONSENT SOLICITATION.

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The Consent Solicitation is being made in connection with the Merger and at the direction of Energy Transfer, pursuant to the Merger Agreement. In connection with the Merger, Energy Transfer filed with the with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Crestwood that also constitutes a prospectus of Energy Transfer, and each party will file other documents regarding the proposed transaction with the SEC. After the Registration Statement has been declared effective, a definitive proxy statement/prospectus will be filed and mailed to unitholders of Crestwood. This communication is not a substitute for the Registration Statement, proxy statement or prospectus or any other document that Energy Transfer or Crestwood (as applicable) has filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ENERGY TRANSFER AND CRESTWOOD ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended from time to time, as well as other filings containing important information about Energy Transfer or Crestwood (when they become available), without charge at the SEC’s website, at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer will be available free of charge on Energy Transfer’s website at www.energytransfer.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Energy Transfer LP, 8111 Westchester Drive, Suite 600, Dallas, TX 75225, Tel. No. (214) 981-0795 or to investorrelations@energytransfer.com. Copies of the documents filed with the SEC by Crestwood will be available free of charge on Crestwood’s website at www.crestwoodlp.com under the tab “Investors” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Crestwood Equity Partners LP, 811 Main Street, Suite 3400, Houston, TX 77002, Tel. No. (832) 519-2200 or to investorrelations@crestwoodlp.com. The information included on, or accessible through, Energy Transfer’s or Crestwood’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Energy Transfer, Crestwood and the directors and certain executive officers of their respective general partners may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of Crestwood’s general partner is set forth in its proxy statement for its 2023 annual meeting of unitholders, which was filed with the SEC on March 31, 2023, and in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023. Information about the directors and executive officers of Energy Transfer’s general partner is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Energy Transfer and Crestwood, that could cause actual results to differ materially from those expressed in

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such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the inability to secure the Requisite Consents prior to the Expiration Date; potential litigation challenging the Proposed Amendment; the completion of the Merger on anticipated terms and timing, or at all, including obtaining Crestwood unitholder approval and any other approvals that may be required on anticipated terms; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Merger, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Energy Transfer and Crestwood to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Energy Transfer, Crestwood or the directors of their respective general partners; the risk that disruptions from the proposed transaction will harm Energy Transfer’s or Crestwood’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; rating agency actions and Energy Transfer and Crestwood’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting Energy Transfer and Crestwood; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Energy Transfer’s and/or Crestwood’s financial performance and operating results; certain restrictions during the pendency of the Merger that may impact Crestwood’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Energy Transfer or Crestwood, and other political or security disturbances; dilution caused by Energy Transfer’s issuance of additional units representing limited partner interests in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; changes in the supply, demand or price of oil, natural gas, and natural gas liquids; those risks described in Item 1A of Energy Transfer’s Annual Report on Form 10-K, filed with the SEC on February 17, 2023, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; those risks described in Item 1A of Crestwood’s Annual Report on Form 10-K, filed with the SEC on February 27, 2023, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; those risks that are described in the Registration Statement filed with the SEC and that will be described in the accompanying proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction; and those risks that are described in the Statement.

While the list of factors presented here, in the Statement and in the Registration Statement are, and the list of factors to be presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Energy Transfer and Crestwood caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Energy Transfer nor Crestwood assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Energy Transfer’s or Crestwood’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

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About Crestwood Equity Partners LP

Houston, Texas, based Crestwood Equity Partners LP (NYSE: CEQP) is a master limited partnership that owns and operates midstream businesses in multiple shale resource plays across the United States. Crestwood is engaged in the gathering, processing, treating, compression, storage and transportation of natural gas; storage, transportation, terminalling and marketing of NGLs; gathering, storage, terminalling and marketing of crude oil; and gathering and disposal of produced water. For more information, visit Crestwood Equity Partners LP at www.crestwoodlp.com; and to learn more about Crestwood’s sustainability efforts, please visit https://esg.crestwoodlp.com.

Source: Crestwood Equity Partners LP

Crestwood Equity Partners LP

Investor Contact

Andrew Thorington, 713-380-3028

Andrew.thorington@crestwoodlp.com

Vice President, Finance and Investor Relations

Media Contact

Joanne Howard, 832-519-2211

Joanne.howard@crestwoodlp.com

Senior Vice President, Sustainability and Corporate Communications

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